        Exhibit 99.1

Solventum Announces Intent to Separate its Health Information Systems Business
•Strengthens the focus of Solventum as a dedicated MedTech company and advances its three-phase transformation strategy
•Positions Health Information Systems, a leading, scaled, healthcare software business, to accelerate its strategic vision and growth agenda as a separate entity
•Unlocks shareholder value and enables targeted investment supporting innovation and growth across both businesses

EAGAN, Minn., Aug. 5, 2026 — Solventum (NYSE: SOLV) today announced its intention to pursue a separation of its Health Information Systems business as part of the company's ongoing portfolio optimization strategy. The company will evaluate a range of separation pathways with the objective of maximizing shareholder value that position both Solventum and Health Information Systems for long-term success.

The announcement represents the latest action under Solventum's broader three-phase transformation strategy and reflects the company's commitment to actively shape its portfolio to create long-term shareholder value. The Board of Directors (BOD) and management believe the separation of Health Information Systems will transform Solventum into a more dedicated MedTech company with a clear and compelling investment proposition by sharpening its focus on MedSurg and Dental Solutions, allowing the company to invest behind its highest-priority growth opportunities while accelerating innovation and commercial execution.

"We have moved with urgency to advance portfolio optimization, a core pillar of our transformation strategy," said Bryan Hanson, chief executive officer of Solventum. "Health Information Systems is a differentiated business with a strong position and significant potential. We believe separation can unlock value by enabling both businesses to pursue distinct growth agendas, accelerate innovation and realize their full potential."

Health Information Systems is a leading healthcare software business generating $1.4 billion in annual sales1, with its solutions deployed across 30+ countries and used by more than 75% of U.S. hospitals. Built on more than 40 years of medical coding expertise, Health Information Systems processes approximately 660 million clinical documents monthly and delivers mission-critical revenue cycle management, performance management and clinician productivity software through long-term contracts and deeply embedded workflows with health systems, physician practices and government payers.

Operating in a roughly $10 billion addressable market estimated to be growing 5–6% annually, Health Information Systems' proprietary rules engine, extensive data assets and AI-driven autonomous coding capabilities provide a differentiated value proposition. Solventum believes that as a separate company, Health Information Systems will gain the added strategic focus, operational agility and capital allocation flexibility needed to accelerate growth — including expanding adoption of autonomous coding, entering
1 Health Information Systems net sales for the twelve months ended December 31, 2025

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international markets undergoing payment system modernization and pursuing partnerships and acquisitions that reinforce its position as the trusted leader in healthcare revenue cycle technology.

Strategic Rationale
Solventum believes the separation of Health Information Systems has the potential to deliver meaningful benefits for all stakeholders, including:
•Increased strategic focus: Solventum will emerge as a dedicated MedTech company, enabling management to concentrate on advancing its MedSurg and Dental Solutions businesses and executing against its strategic priorities.

•Stronger growth profile: A more focused portfolio will position Solventum to accelerate innovation, enhance commercial execution and deliver sustainable long-term growth.

•Targeted investment and capital deployment: A streamlined portfolio will enhance Solventum’s balanced capital allocation strategy, enabling it to direct investments toward opportunities with the greatest potential to drive growth, profitability and return on invested capital.

•Dedicated management focus: A separated Health Information Systems business will be led by a dedicated management team with full control over strategic direction and resource allocation, with the autonomy to shape its own destiny and respond decisively to fast-moving advances in AI and a rapidly changing industry landscape.

Transaction Process
Solventum is evaluating a range of separation alternatives and structures, either as an independent company, combined with a scaled player in the space or other transaction. The company is focused on identifying and executing the transaction structure that it believes will maximize value.
The company is targeting completion within 12 to 18 months and will provide updates as appropriate as the separation process progresses.

No decision has been made regarding the ultimate structure or timing of any potential transaction, and there can be no assurance that a separation will occur. Any transaction would be subject to customary approvals, including approval by Solventum's Board of Directors, regulatory requirements and other customary conditions.

Advisors
Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC are acting as financial advisors to Solventum and Cleary Gottlieb Steen & Hamilton LLP is acting as legal counsel.

Second-quarter 2026 earnings and conference call
In a separate press release issued today, Solventum announced its second-quarter fiscal year 2026 results.

Solventum will host a conference call for investors to discuss its second-quarter results and the proposed separation today at 4:30 p.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Solventum investor relations website. A replay and podcast will be available approximately after the live webcast in the Investor Relations section of the company's website.

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About Solventum
At Solventum, we enable better, smarter, safer healthcare to improve lives. As a new company with a long legacy of creating breakthrough solutions for our customers' toughest challenges, we pioneer game-changing innovations at the intersection of health, material and data science that change patients' lives for the better — while empowering healthcare professionals to perform at their best. See how at Solventum.com.

Solventum investor contact
investors@solventum.com
Solventum media contact
news@solventum.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties. Solventum intends the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Forward-looking statements include all statements that are not historical facts, but instead represent only Solventum’s beliefs regarding future goals, plans and expectations about its prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of Solventum’s control. Forward-looking statements include those containing such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning in connection with any discussion of future operating or financial performance, business plans or prospects, Solventum’s review of strategic alternatives for its health information systems business, or the potential benefits of any such strategic alternatives or transaction.

Among the factors that could cause actual results to differ materially from those described in our forward-looking statements are the following: (1) whether Solventum will be able to identify or develop any strategic alternatives for Solventum’s health information systems business; (2) Solventum’s ability to execute on material aspects of any strategic alternatives that are identified and pursued; (3) whether Solventum can actually achieve the potential benefits of any strategic alternatives; (4) the occurrence of any event, change or other circumstances that could give rise to the abandonment of the review of strategic alternatives or pursuit of a different structure or strategic alternative; (5) uncertainties as to the timing of the review of strategic alternatives; (6) the effects of, and changes in, worldwide economic, political, regulatory, international, trade and geopolitical conditions, natural disasters, war, public health crises, and other events beyond Solventum’s control; (7) operational execution risks; (8) damage to Solventum’s reputation or its brands; (9) risks from acquisitions, strategic alliances, divestitures and other strategic events; (10) Solventum’s business dealings involving third-party partners in various markets; (11) Solventum’s ability to access the capital and credit markets and changes in Solventum’s credit ratings; (12) exposure to interest rate and currency risks; (13) the highly competitive environment in which Solventum operates and consolidation in the healthcare industry; (14) reduction in customers’ research budgets or government funding; (15) the timing and market acceptance of Solventum’s new product and service offerings; (16) ongoing working relationships with certain key healthcare professionals; (17) changes in reimbursement practices of governments or private payers or other cost containment measures; (18) Solventum’s ability to obtain components or raw materials supplied by third parties and

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other manufacturing and related supply chain difficulties, interruptions, and disruptive factors; (19) legal and regulatory proceedings and legal compliance risks (including third-party risks) with regards to antitrust, FCPA and other anti-bribery laws, environmental laws, anti-kickback and false claims laws, privacy laws, product liability claims, tax laws, and other laws and regulations in the United States and other countries in which Solventum operates; (20) potential liabilities related to per-and polyfluoroalkyl substances, collectively known as “PFAS”; (21) risks related to the highly regulated environment in which Solventum operates; (22) risks associated with product liability claims; (23) climate change and measures to address climate change; (24) security breaches and other disruptions to information technology infrastructure; (25) artificial intelligence risks; (26) Solventum’s failure to obtain, maintain, protect, or effectively enforce its intellectual property rights; (27) pension and postretirement obligation liabilities; (28) Solventum's separation from 3M and performance as a standalone company, including the tax-free nature of the spin and its ability to execute on its short- and long-range plans and capital allocation strategies; and (29) restructuring programs, and other risks and uncertainties described in Solventum’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

The above list is not exhaustive or necessarily set forth in the order of importance. Forward-looking statements are based on certain assumptions and expectations of future events and trends, and actual future results and trends may differ materially from historical results or those reflected in any such forward-looking statements depending on a variety of factors. A further description of these factors is located under “Cautionary Note Concerning Forward-Looking Statements” and “Risk Factors” in Solventum’s periodic reports on file with the U.S. Securities & Exchange Commission. Solventum assumes no obligation to update any forward-looking statements discussed herein as a result of new information, future events or otherwise, except as required by applicable law.